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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.                  )

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Hartford HLS Series Fund II, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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HARTFORD HLS SERIES FUND II, INC.,

on behalf of

Hartford Blue Chip Stock HLS Fund

[September 1, 2006]

Hartford Blue Chip Stock HLS Fund

Dear Hartford HLS Fund Participants:

        You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Hartford Blue Chip Stock HLS Fund (the "Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"). The Meeting will take place on October 24, 2006 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

        At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to vote on the approval of a sub-advisory agreement between HL Advisors, the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, pursuant to which Hartford Investment Management will serve as the sole sub-adviser to the Fund and manage the Fund's assets; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

        We request that you complete the enclosed voting instruction card or proxy card for the upcoming Meeting. The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the proposed sub-advisory agreement. Please read it carefully and return your completed voting instruction card or proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. or from our proxy solicitor, [MIS, an ADP Company,] reminding you to vote your shares.

Very truly yours,

/s/ David M. Znamierowski

David M. Znamierowski
 President and Chief Executive Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.    What proposals are shareholders being asked to consider at the upcoming special meeting?

A. 1.    Shareholders of Hartford Blue Chip Stock HLS Fund (the "Fund"), a series of Hartford HLS Series Fund II, Inc. (the "Company"), are being asked to consider one proposal (the "Proposal"): to approve a proposed sub-advisory agreement (the "Proposed Agreement") between HL Investment Advisors, LLC ("HL Advisors"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, pursuant to which Hartford Investment Management will serve as the sole sub-adviser to the Fund and manage the Fund's assets. The agreement ("Current Agreement") between HL Advisors and T. Rowe Price Associates, Inc. ("T. Rowe"), the Fund's current sub-adviser, will be terminated, subject to the approval of the Proposed Agreement by shareholders.

Q. 2.    How will replacing T. Rowe with Hartford Investment Management as the new sub-adviser benefit the Fund and its shareholders?

A. 2.    The appointment of Hartford Investment Management as the new sub-adviser is expected to benefit Fund shareholders by: (1) stopping net redemptions in the Fund and providing greater opportunities for additional asset growth, thereby increasing the potential for economies of scale and other benefits from positive cash flows into the Fund, and (2) reducing costs for shareholders through a proposed lower management fee schedule, an additional voluntary fee waiver and an additional breakpoint in the fee schedule, while continuing to provide the Fund access to a talented and experienced portfolio management team.

Q. 3.    Why are shareholders being asked to approve a new sub-advisory agreement with Hartford Investment Management?

A. 3.    The laws governing mutual funds require a Fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement. The Fund operates pursuant to an order from the U.S. Securities and Exchange Commission that permits its investment manager to implement new investment sub-advisory agreements with sub-advisers for the Fund that are not affiliated with the investment manager with the approval of the Fund's Board of Directors but without shareholder approval (the "Order"). Under the Order, the investment manager may not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the Investment Company Act of 1940, as amended, of the Fund or the investment manager without that sub-advisory agreement being approved by Fund shareholders. Because Hartford Investment Management is affiliated with HL Advisors, shareholder approval of the proposed sub-advisory agreement is required.

Q. 4.    Will the Fund's investment goal change if the Proposal is approved?

A. 4.    The Fund's current objective is to seek long-term growth of capital, with current income as a secondary objective. While the Fund's investment goal of seeking long-term growth of capital as its primary objective will not change, the Fund will no longer seek current income as a secondary objective. The Fund will continue its policy of investing at least 80% of its assets in common stocks of large and medium-sized blue chip growth companies. Currently, "blue-chip growth companies" are defined by T. Rowe as companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Hartford Investment Management will define "blue-chip growth companies" as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. The characteristics Hartford Investment Management will focus on examine each stock's business, its management, its relative valuation and investors' reactions to the company. Hartford Investment Management will use different strategies to achieve the Fund's investment goal than T. Rowe currently uses. Please refer to the enclosed Proxy Statement for information regarding Hartford Investment Management's investment approach.

        Subsequent to the Meeting, HL Advisors intends to solicit votes from shareholders of two affiliated funds of the Company, the Hartford LargeCap Growth HLS Fund and the Hartford Capital Opportunities HLS Fund, in order to obtain approval to merge the two funds into the Fund (the "Proposed Merger"). If such approval is obtained, HL Advisors will then rename the Fund to "Hartford LargeCap Growth HLS Fund." Currently, the Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities ("Name Policy"). Due to the Fund's name, the Name Policy requires that the Fund invest 80% of its assets in the equity of blue-chip companies. The Fund is not permitted to change its Name Policy without notifying shareholders 60 days prior to the change. After the Fund is renamed to Hartford LargeCap Growth HLS Fund, it will still be subject to the Name Policy but it will be required to invest 80% of its assets in large capitalization companies. Accordingly, shareholders will be provided with the appropriate notice of the change. However, the Fund's investment strategy as employed by Hartford Investment Management will be consistent with both names. You are only requested to evaluate and vote on the proposed sub-adviser change to Hartford Investment Management and not on the Proposed Merger.

Q. 5.    Will the Proposal result in higher Fund expenses?

A. 5.    No. The Proposal will not increase Fund expenses. The Fund pays an advisory fee to HL Advisors and HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management. HL Advisors will permanently reduce the advisory fee in the event the Proposed Agreement is approved by shareholders, grant a temporary waiver of an additional portion of the reduced fee for the first year of the Fund's operation with the new sub-adviser, and add another breakpoint for assets over $1 billion. Please refer to the Proxy Statement for further information regarding the investment advisory fee schedule.

Q. 6.    Has the Board of Directors approved the Proposal?

A. 6.    Yes. The Board of Directors has reviewed and approved the Proposal. The Board recommends that you vote FOR the Proposal.

Q. 7.    How can I vote?

A. 7.    You can vote:

  •
  By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

  •
  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

  •
  By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

        Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 8.    When should I vote?

A. 8.    Please vote as soon as possible. Representatives of The Hartford Financial Services, Inc. ("The Hartford") or [MIS, an ADP Company,] a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 9.    Where can I obtain additional information about this Proxy Statement?

A. 9.    For information about voting, please call toll free [1-877-333-2297]. To view the Hartford HLS Funds 2005 Annual Report, the Hartford HLS Funds 2006 Semi-Annual Report or a copy of this Proxy Statement, or to obtain additional information about the Proxy Statement:

  •
  For variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest" on or after September 1, 2006).

  •
  [Or call: 1-800-800-2000 (if you are a Union-Securities variable life insurance policy owner); or 1-877-836-5854 (if you are a representative or owner of any other qualified retirement plan not administered by Hartford).]

  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION
  ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        A Special Meeting of Shareholders (the "Meeting") of Hartford Blue Chip Stock HLS Fund (the "Fund") a series of Hartford HLS Series Fund II, Inc. (the "Company"), will take place on October 24, 2006 at 2:00 p.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

  1.
  To approve a sub-advisory agreement between HL Advisors, the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HL Advisors, pursuant to which Hartford Investment Management will serve as the sole sub-adviser of the Fund and manage the Fund's assets; and

  2.
  To transact such other additional matters as may properly come before the Meeting.

        The Board of Directors of the Company recommends that you vote FOR the proposal listed in this notice. Shareholders of record on August 3, 2006 are entitled to notice of and to vote at the Meeting.

        The Fund issues and sells its shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of the Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by insurance companies. As the owners of the assets held in the Separate Accounts, the insurance companies, as well as the Retirement Plans, are the shareholders of the Fund and are entitled to vote their shares. Pursuant to applicable laws, the insurance companies vote outstanding shares of the Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to the shareholders of the Fund, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Fund as of the record date, so that they may instruct the insurance companies how to vote the shares of the Fund that underlies their contracts. Retirement Plan fiduciaries should forward the proxy materials (or arrange to have the proxy materials forwarded) to the appropriate plan participants and beneficiaries as required by applicable law and the plan documents governing the plan.

        Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

By order of the Board of Directors,
/s/ Edward P. Macdonald Edward P. Macdonald Secretary

[September 1, 2006]

HARTFORD HLS SERIES FUND II, INC.
200 Hopmeadow Street
Simsbury, Connecticut 06089

HARTFORD BLUE CHIP STOCK HLS FUND
(the "Fund")

PROXY STATEMENT
[September 1, 2006]

        This proxy statement is furnished in connection with a solicitation of proxies made by, and on behalf of the Board of Directors (the "Board") of Hartford HLS Series Fund II, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of Hartford Blue Chip Stock HLS Fund (the "Fund"), to be held October 24, 2006, at 2:00 p.m., Eastern Time, at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

        The purpose of the Meeting is set forth in the accompanying Notice. The approximate mailing date of this Proxy Statement is [September 1, 2006]. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HL Advisors, the Fund's investment manager. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or [MIS, an ADP Company ("MIS"),] a firm authorized by The Hartford to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain Contract Owners, as defined below, and shareholders of the Fund may receive a telephone call from a representative of [MIS] if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner or shareholder casting the vote and the voting instructions of the Contract Owner or shareholder are accurately determined.

        HL Advisors, the Fund's investment manager, and Hartford Life Insurance Company ("Hartford Life"), the administrator for the Fund, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Fund's principal underwriter.

        The Fund issues and sells its shares to separate accounts of various insurance companies (the "Separate Accounts") and certain qualified retirement plans (the "Retirement Plans"). The insurance companies and the Retirement Plans are the shareholders of the Fund. The Separate Accounts hold shares of the Fund, which is a vehicle for funding benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each Separate Account has subaccounts, some of which invest in the Fund and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. Although the insurance companies are the owners of the assets held in the Separate Accounts, the Contract Owners may be indirect participants in the Fund. Under applicable law, the participating insurance companies provide pass-through voting privileges to the Contract Owners. Contract Owners are asked to complete a voting instruction card, instructing their respective insurance companies on how to vote the shares in which they are the indirect participants.

        If you own shares beneficially through a Retirement Plan, you should contact the plan sponsor, trustee, or other administrator for information regarding your right to provide instructions as to the voting of Fund shares. If you are a Retirement Plan sponsor, trustee, or other administrator and are authorized to vote shares held by a Retirement Plan, please complete the enclosed proxy card and return it in the enclosed envelope.

        Contract Owners may revoke their voting instructions at any time until the voting results are announced at the Meeting by either submitting another voting instruction card or submitting prior written notice of their revocation to their respective insurance company. Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of the Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "FOR" the proposal to approve a sub-advisory agreement between HL Advisors and Hartford Investment Management Company ("Hartford Investment Management") pursuant to which Hartford Investment Management will serve as the sole sub-adviser of the Fund and manage the Fund's assets (the "Proposal"). In instances where choices are specified by the Contract Owners or shareholders in the voting instruction cards or proxy cards, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. Votes of Contract Owners for which no voting instructions are received will be voted by an insurance company in the same proportion as the votes of Contract Owners for which voting instructions are received by such insurance company. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

        Contract Owners and shareholders may vote by completing and returning the enclosed voting instruction card or proxy card. Contract Owners and shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a Contract Owner or shareholder will need the "control number" that appears on the proxy card. After inputting this number, the Contract Owner or shareholder will be prompted to provide their voting instructions on the Proposal. Contract Owners and shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

        In all cases where a telephonic proxy or voting instructions are solicited by [MIS], the [MIS]representative is required to ask for each Contract Owner's or shareholder's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner or shareholder has received the proxy materials in the mail. If the Contract Owner or shareholder is a corporation or other entity, the [MIS] representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to [MIS], then the [MIS] representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the Contract Owner's or shareholder's instructions on the Proposal. Although the [MIS] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner or shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The [MIS] representative will record the Contract Owner's or shareholder's instructions on the card. Within 72 hours, the Contract Owner or shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner or shareholder to call the [MIS] representative immediately if his or her instructions are not correctly reflected in the confirmation.

        Although a Contract Owner's or shareholder's vote may be solicited and taken by telephone, each Contract Owner and shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or voting instruction card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by voting instruction card or proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner or shareholder.

        Only those shareholders owning shares as of the close of business on August 3, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 7,453,665.11 issued and outstanding shares of the Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement.

        The presence, either in person or by proxy, of shareholders owning a majority of shares of the Fund entitled to vote at the Meeting shall constitute a quorum. Because Hartford Life and its affiliates are the majority shareholders of the Fund, their presence at the Meeting in person or proxy will meet the quorum requirement. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

PROPOSAL

APPROVAL OF A SUB-ADVISORY AGREEMENT
WITH HARTFORD INVESTMENT MANAGEMENT COMPANY

GENERAL OVERVIEW

        The Board is asking shareholders to vote on a proposal to approve, with respect to Hartford Blue Chip Stock HLS Fund (the "Fund"), a sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors") and Hartford Investment Management Company ("Hartford Investment Management") (the "Proposed Agreement"), pursuant to which Hartford Investment Management will serve as the sole sub-adviser to the Fund and will provide investment sub-advisory services to the Fund with respect to the Fund's assets(1).

(1)
Hartford Investment Management currently serves as sub-adviser to several other funds advised by HL Advisors pursuant to the same Agreement. Pursuant to its terms, and subject to approval by the relevant fund shareholders, the Agreement may be modified from time to time to apply to additional funds for which Hartford Investment Management will serve as sub-adviser. If the Agreement is approved on behalf of the Fund by the Fund's shareholders, HL Advisors and Hartford Investment Management will amend the Agreement to extend it to the Fund.

        HL Advisors serves as the Fund's investment manager pursuant to an investment management agreement between HL Advisors and the Company on behalf of the Fund, approved by Fund shareholders on [May 31, 2001], as part of the reorganization of the series of Fortis Series Fund, Inc. into series of the Company. Pursuant to the investment management agreement, HL Advisors establishes the Fund's investment program and selects, supervises and evaluates the sub-adviser who, in turn, makes the Fund's investment decisions, subject to the oversight of the Fund's Board. HL Advisors recommends sub-advisers it believes will provide the Fund with high quality investment services. HL Advisors is also responsible for the overall monitoring of the Fund's sub-adviser(s). HL Advisors does not make the day-to-day investment management decisions for the Fund.

        T. Rowe Price Associates, Inc. ("T. Rowe") currently serves as the Fund's sole sub-adviser. T. Rowe is not affiliated with HL Advisors and discharges its responsibilities subject to HL Advisors' oversight and supervision. T. Rowe is paid by HL Advisors, and not by the Fund, from the investment management fees HL Advisors receives from the Fund.

        HL Advisors recommended that the Board approve the engagement of Hartford Investment Management to serve as the sole sub-adviser to the Fund and the termination of the current agreement with T. Rowe ("Current Agreement"), the Fund's current sub-adviser, contingent upon shareholder approval of the Proposed Agreement. For the past several years, the Fund has experienced substantial net redemptions, which have reduced the Fund in size from [$250 million] in net assets as of December 31, 2001 to [$140 million] as of June 30, 2006. HL Advisors believes that replacing T. Rowe with Hartford Investment Management as sub-adviser to the Fund will benefit Fund shareholders by: (1) enabling the Fund to gain greater acceptance among potential investors, resulting in stopping the net redemptions and increasing opportunities for growth and the potential for economies of scale, and (2) reducing costs for shareholders through a proposed lower management fee schedule, an additional voluntary fee waiver and an additional breakpoint in the fee schedule, while continuing to provide the Fund access to a talented and experienced portfolio management team. By replacing T. Rowe, the current sub-adviser, with Hartford Investment Management, which will operate at cost, HL Advisors will be in a position to manage the Fund at a reduced management fee. HL Advisors has confidence that Hartford Investment Management and its portfolio management team have the talent, investment expertise and experience, and resources to provide high quality investment management services commensurate with the services provided by the current sub-adviser.

        The Fund's investment goal of seeking long-term growth of capital as its primary objective will not change. However, the Fund will no longer seek current income as a secondary objective. The Fund will continue its policy of investing at least 80% of its assets in common stocks of large and medium-sized blue chip growth companies. Currently, "blue-chip growth companies" are defined by T. Rowe as companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Hartford Investment Management will define "blue-chip growth companies" as companies within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. The characteristics Hartford Investment Management will focus on will examine each stock's business, its management, its relative valuation and investors' reactions to a company. Hartford Investment Management will use different strategies to achieve the Fund's investment goal than T. Rowe currently uses. See "Comparison of Investment Strategies" below for more information.

        Subsequent to the Meeting, HL Advisors intends to solicit votes from shareholders of two affiliated funds of the Company, the Hartford LargeCap Growth HLS Fund and the Hartford Capital Opportunities HLS Fund, in order to obtain approval to merge the two funds into the Fund (the "Proposed Merger"). If such approval is obtained, HL Advisors will then rename the Fund "Hartford LargeCap Growth HLS Fund." Currently, the Fund is subject to a policy, due to its name "Blue Chip Stock," regarding the amount it can invest in certain types of securities and the capitalizations of the securities ("Name Policy"). Due to the Fund's name, the Name Policy requires that the Fund invest 80% of its assets in the equity of blue-chip companies. The Fund is not permitted to change its Name Policy without notifying shareholders 60 days prior to the change. After the Fund is renamed to Hartford LargeCap Growth HLS Fund, it will still be subject to the Name Policy but it will be required to invest 80% of its assets in large capitalization companies. Accordingly, shareholders will be provided with the appropriate notice of the change. However, the Fund's investment strategy as employed by Hartford Investment Management will be consistent with both names. You are only requested to evaluate and vote on the proposed sub-adviser change to Hartford Investment Management and not on the Proposed Merger.

        There are certain potential conflicts of interest raised by HL Advisors' recommendation to appoint its affiliate, Hartford Investment Management, to replace T. Rowe, an unaffiliated manager for this Fund. This action has the potential to provide substantial future benefits to HL Advisors. For example, because HL Advisors' management fees are based on a percentage of net assets, the substantial additional growth of the Fund that HL Advisors expects from the change and from the Proposed Merger described above would result in higher fees to HL Advisors. In addition, appointing Hartford Investment Management, which charges HL Advisors at cost rather than at a market rate, is expected to increase profitability to HL Advisors over time, as additional assets under management will lower Hartford Investment Management's cost on a per share basis. However, HL Advisors believes that the appointment of Hartford Investment Management to replace T. Rowe as the Fund's sub-adviser is in the best interests of shareholders, for the reasons set forth above. In addition, it has taken steps to mitigate these potential conflicts of interest by agreeing to reduce the management fee to the Fund and add a breakpoint on a permanent basis, which will provide a long term benefit to Fund shareholders, and also to temporarily waive an additional portion of the management fee for the Fund's first year of operation under the new sub-adviser in order to eliminate any increase in profitability for that period.

        The Board, including a majority of those Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved HL Advisors' proposal to enter into the Proposed Agreement. The Proposed Agreement is subject to approval by the Fund's shareholders. More information about the Board's considerations is set forth under "Board of Directors' Considerations."

        The 1940 Act requires a fund to obtain shareholder approval of any investment advisory or investment sub-advisory agreement. The Company has received, and shareholders have approved reliance upon, an exemptive order from the U.S. Securities and Exchange Commission that permits HL Advisors to implement new investment sub-advisory agreements with sub-advisers for the Fund and to make changes to existing investment sub-advisory agreements with the approval of the Board but without shareholder approval (the "Order"), as long as the sub-adviser is not an affiliate of HL Advisors. The Order does not eliminate the shareholder approval requirement where HL Advisors hires an affiliated person to serve as sub-adviser to the Fund. Since Hartford Investment Management is a subsidiary of The Hartford, which also controls HL Advisors, Hartford Investment Management is affiliated with HL Advisors. Therefore, shareholder approval of the Proposed Agreement, which is described more fully below, is required. The Board recommends that you vote for the proposal.

DESCRIPTION OF PROPOSED AGREEMENT AND COMPARISON TO
CURRENT AGREEMENT

        The following discussion of the terms of the Proposed Agreement is qualified in its entirety by reference to the Proposed Agreement, a form of which is attached hereto as Appendix A.

        Under the Proposed Agreement, Hartford Investment Management would serve as the sole sub-adviser and provide investment sub-advisory services to the Fund. HL Advisors' responsibilities as the Fund's investment manager would generally remain unchanged. HL Advisors will continue to be responsible for overseeing and reviewing the performance of the Fund's sub-adviser.

        If the Proposal is approved, and as set forth in the Proposed Agreement, Hartford Investment Management will perform investment management services in conformity with the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the 1940 Act, and other applicable laws. The Proposed Agreement will require Hartford Investment Management to provide advisory services in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, and in accordance with any investment guidelines or other instructions received in writing from HL Advisors, and subject further to such policies and instructions as the Board or HL Advisors may from time to time establish and deliver to Hartford Investment Management.

        The Proposed Agreement will provide that Hartford Investment Management, in consultation with HL Advisors as appropriate, will make all determinations with respect to the investment of Fund assets and the purchase or sale of portfolio securities. The Proposed Agreement requires Hartford Investment Management to report to the Board at its regular periodic meetings. These reports would cover Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Fund. Copies of all such reports would be furnished to HL Advisors for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board.

        Consistent with the terms of the Proposed Agreement, Hartford Investment Management would be permitted, in its discretion, to select broker-dealers that would execute the purchases and sales of portfolio securities for the Fund. In selecting broker-dealers, Hartford Investment Management would be required to use its best efforts to obtain the best net security price available for the Fund. Additionally, subject to and in accordance with any directions that the Board may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Fund and Hartford Investment Management's other advisory clients. Hartford

Investment Management will promptly communicate to the Board such information relating to portfolio transactions as it may reasonably request.

        The Proposed Agreement will not prevent Hartford Investment Management from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, provided that the provision of such services to those other clients does not impair Hartford Investment Management's ability to provide services to the Fund under the Proposed Agreement.

        The Proposed Agreement will provide that, as compensation for the performance of the services by Hartford Investment Management, HL Advisors shall, as promptly as possible after the last day of each calendar quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Proposed Agreement (indirect expenses may include the expense of various support services for Hartford Investment Management's operations, such as legal, human resources, accounts payable, employee benefits and other services). This will be Hartford Investment Management's sole compensation for sub-advisory services provided to the Fund. Hartford Investment Management will not be entitled to a fee calculated on the basis of the Fund's average daily net assets.

        Pursuant to the Proposed Agreement, Hartford Investment Management will not be liable for any loss or losses suffered by the Fund by reason of any investment made by Hartford Investment Management in the performance of its duties under the Proposed Agreement, except for those losses resulting from (i) willful misfeasance, bad faith or gross negligence on Hartford Investment Management's part in the performance of its duties or (ii) reckless disregard by Hartford Investment Management of its obligations under the Proposed Agreement.

        Subject to shareholder approval, it is expected that the Proposed Agreement will take effect on or about November 13, 2006. The Proposed Agreement will provide that it will remain in effect for its initial two-year term and will continue thereafter from year to year, if the Board or a majority of the outstanding voting securities of the Fund, in either case with the support of a majority of the Independent Directors, specifically approves its continuance at least annually. The Proposed Agreement will provide that it can be terminated at any time, without the payment of any penalty, by the Board, by a majority of the Fund's outstanding voting securities, or by HL Advisors, on sixty days' written notice to Hartford Investment Management. The Proposed Agreement will also be terminable by Hartford Investment Management on sixty days' written notice to HL Advisors, but such termination would not be effective until (i) HL Advisors shall have contracted with one or more persons to serve as a successor to Hartford Investment Management in its role as sub-adviser to the Fund and (ii) those person(s) have assumed that position. The Proposed Agreement will terminate automatically in the event of its assignment or in the event of an assignment or termination, for any reason, of the investment management agreement between HL Advisors and the Company.

        While the Board of Directors approved the Current Agreement with T. Rowe on August 1 - 2, 2006, HL Advisors recommended at that time for the reasons discussed above, and the Board determined to engage, Hartford Investment Management to manage the Fund's assets. As a result, the Board determined that it was in the best interests of the Fund and its shareholders to terminate the Current Agreement with T. Rowe contingent upon shareholder approval of the Proposed Agreement and to recommend that the Proposed Agreement be approved by shareholders.

        The Proposed Agreement is substantially similar to the Current Agreement with T. Rowe, other than with respect to: (1) the identity of the sub-adviser, (2) the sub-advisory fee schedule, (3) indemnification provisions, and (4) force majeure provisions.

        Under the Current Agreement, T. Rowe receives a sub-advisory fee based on the net assets of the Fund. Under the Proposed Agreement, Hartford Investment Management will be reimbursed the equivalent of all direct and indirect expenses incurred in the performance of its duties under the Proposed Agreement.

        In the Current Agreement, HL Advisors agrees to indemnify T. Rowe for claims against T. Rowe in connection with its performance of the Current Agreement, except for claims which allege, or are a result of the willful misfeasance, bad faith or gross negligence of T. Rowe, breach of the Current Agreement by T. Rowe or violation of applicable law. Conversely, T. Rowe agrees to indemnify the Fund and HL Advisors for any claims which allege, or are a result of the willful misfeasance, bad faith or gross negligence of T. Rowe, breach of the Current Agreement by T. Rowe or violation of applicable law. In the case of Proposed Agreement, no such indemnification is provided.

        Additionally, the Current Agreement provides that neither T. Rowe nor HL Advisors will be held responsible for non-performance of any obligation under the Current Agreement due to a reason or cause beyond its control, which includes any breakdown or failure of transmission, communication or computer facilities, postal or other strikes or similar industrial action and the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations. In the case of the Proposed Agreement, no such force majeure provision is provided.

        The form of the Proposed Agreement is attached as Appendix A to this Proxy Statement. The above description of the terms of the Proposed Agreement is qualified in its entirety by reference to Appendix A.

INFORMATION ABOUT HARTFORD INVESTMENT MANAGEMENT COMPANY

        Hartford Investment Management, a Delaware corporation with its main offices located at 55 Farmington Avenue, Hartford, Connecticut 06105, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly owned subsidiary of The Hartford, which is located at Hartford Plaza, 690 Asylum Avenue, Hartford, Connecticut 06115. As of June 30, 2006, Hartford Investment Management had investment management authority over approximately $118 billion in assets. As of June 30, 2006, Hartford Investment Management provided sub-advisory services for mutual funds advised by HL Advisors or its affiliate representing 25 funds.

        Currently, Hartford Investment Management is primarily a fixed income manager, although it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds, and in June 2006 commenced active equity management of a portion of two Hartford-sponsored mutual funds. In 2005, recognizing capacity constraints in various significant actively managed equity classes, which could negatively affect HL Advisors' ability to find qualified sub-advisers with sufficient capacity for the Hartford-sponsored mutual funds, Hartford Investment Management undertook to develop an active equity management capability. After an extensive search, Hartford Investment Management hired Hugh Whelan, who will be portfolio manager for the Fund. Mr. Whelan has sixteen years of investment management experience and currently serves as Hartford Investment Management's Executive Vice President for Quantitative Strategies. [Prior to joining Hartford Investment Management in 2005, Mr. Whelan was head of Quantitative Equities at ING where he was responsible for the team managing large cap, mid cap and small cap quantitative equity strategies and for managing ING's quantitative equity research group. Prior to 1999, Mr. Whelan was a quantitative portfolio manager and analyst in ING's fixed income group. Mr. Whelan earned a B.S. degree in Geology and an M.S. in Petroleum Geology from Stanford University and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.]

        Hartford Investment Management and Mr. Whelan have assembled a Multi-Discipline Equity Team of portfolio managers, research analysts and other investment personnel to support Hartford Investment Management's active equity management function. The core of Hartford Investment

Management's Multi-Discipline Equity Team has been together since 2002 and uses a quantitative multifactor investment approach to stock selection.

        During the Fund's last fiscal year, Hartford Investment Management did not receive any fees, commissions or other payments from the Fund. Appendix B to this Proxy Statement sets forth information regarding the principal executive officers and directors of Hartford Investment Management and the principal executive officers of the Company. As of July 31, 2006, Hartford Investment Management does not sub-advise any investment companies that have investment objectives similar to the investment objectives of the Fund.

        David M. Znamierowski currently serves as President of Hartford Investment Management. Mr. Znamierowski is also the President and Chief Executive Officer of the Company and has been a director of the Company since 2005. No other officer or director of the Fund is currently an officer, employee, director or shareholder of Hartford Investment Management. Mr. Znamierowski, Thomas Marra and Lowndes Smith, the interested directors of the Fund, and each of the Fund's officers have an equity ownership interest in The Hartford, the parent company of Hartford Investment Management.

COMPARISON OF INVESTMENT STRATEGIES

        If shareholders approve the Proposal, the Fund will continue its primary investment goal of investing at least 80% of its assets in common stocks of large and medium sized blue chip growth companies with potential for long-term growth of capital, but the Fund will no longer seek current income as a secondary objective. However, Hartford Investment Management will use different strategies to achieve the Fund's goal than T. Rowe currently uses. Hartford Investment Management will emphasize stocks within the Russell 1000 Growth Index that exhibit superior characteristics relative to their industry sector and overall benchmark. The characteristics Hartford Investment Management focuses on will examine each stock's business, its management, its relative valuation and investors' reactions to the company. It is anticipated that Hartford Investment Management will use a quantitative multifactor approach to "bottom-up" stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

        T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

MORE INFORMATION ABOUT ANTICIPATED BENEFITS TO THE FUND

        If shareholders approve the Proposal, Hartford Investment Management will manage the assets of the Fund and the Current Agreement with T. Rowe will be terminated. The replacement of T. Rowe with Hartford Investment Management as sub-adviser will significantly reduce shareholder expenses. In connection with the Proposal, HL Advisors has agreed to a new management fee schedule, which provides reductions in the management fees the Fund will pay at all asset levels and an additional breakpoint for assets over $1 billion. In addition, HL Advisors has agreed to waive an additional portion of its management fee for the first year after appointment of the new sub-adviser in amount calculated so that profitability to HL Advisors will not increase during that initial period. The current and proposed fee schedules are set forth below under "Fees and Expenses."

        HL Advisors believes that replacing T. Rowe with Hartford Investment Management will enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth. To the extent that the Fund's assets grow, there may be additional opportunities for shareholders to benefit from economies of scale.

BOARD OF DIRECTORS' CONSIDERATIONS

        Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

        At a meeting held on August 1 - 2, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the Proposed Agreement between HL Advisors and Hartford Investment Management.

        In advance of the August meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on August 1, 2006. In addition, the Board received information with respect to Hartford Investment Management in connection with the Board's consideration of Hartford Investment Management's re-approval as a sub-adviser to certain of the Company's fixed income and asset allocation funds on August 1-2, 2006, and, with respect to the proposed portfolio management team for the Fund, when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on June 20-21, 2006.

        In determining to approve the Proposed Agreement, the Board determined that the Proposed Agreement, including the appointment of Hartford Investment Management as the sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

        In determining to approve the Proposed Agreement, the Board considered the following categories of material factors, among others, relating to the Proposed Agreement.

Nature, Extent and Quality of Services

        The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Proposed Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

        The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. The Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

        With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management, in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

        In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Proposed Agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

Performance

        The Board considered the investment performance of the Fund as managed by T. Rowe. In this regard, the Board considered information and materials provided to the Board comparing the Fund's investment performance with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund's performance under T. Rowe's management as sub-adviser has been favorable.

        As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer between 2000 and 2005. Mr. Whelan was a member of the investment management responsible for these funds since 1999, and served in a leadership capacity on the team from [2003 to 2005]. The Board reviewed materials that compared the performance of funds previously [managed by Mr. Whelan] and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HIFSCO's representations and judgment that although Mr. Whelan's team has not previously managed a large cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing large cap assets in another strategy and successfully using a similar quantitative strategy in different asset classes. The Board and the investment committee also had extensive in person discussions with Mr. Whelan about his investment philosophy, process, and experience.

        Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HL Advisors and Hartford Investment Management

        The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HL Advisors. The Board also had information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HL Advisors' profitability, the Board considered that HL Advisors' agreed to an additional management fee waiver designed to keep its estimated profitability from the Fund from increasing for one year following the engagement of Hartford Investment Management.

        The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

        Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive. The Board recognized that, over time, after expiration of the temporary fee waiver and as assets in the Fund grow, HL Advisors expects to realize substantial increased profitability from the replacement of T. Rowe with Hartford Investment Management, but that profitability after the first year will be addressed in light of these developments in the Board's annual review of its investment advisory and sub-advisory agreements.

Comparison of Fees and Services Provided by HL Advisors and Hartford Investment Management

        The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HL Advisors also referenced information comparing the Fund's management fees and total expense ratio relative to those of an applicable peer group of funds identified by Lipper. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

        In considering the reasonableness of the Fund's fees and total expense ratios, the Board considered that the overall management fee for the Fund would be reduced under the Proposal, as described in these proxy materials under the caption "Fees and Expenses." The Board noted that because HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management, approval of the Proposal would not increase fund expenses and was anticipated to decrease Fund expenses.

        Based on these considerations, and after taking into account the fee arrangement described above and HL Advisors' agreement to provide a temporary fee waiver in an amount intended to render the transition to HIMCO neutral in terms of profitability, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

Economies of Scale

        The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

        The Board reviewed the breakpoints in the management fee schedule, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that the proposed management fee schedule would add a new breakpoint for assets over $1 billion.

        The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize substantial economies of scale over time as Hartford Investment Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

        The Board considered the fact that the Fund's assets have fallen significantly in recent years, and that HL Advisors represented that replacing the current sub-adviser with Hartford Investment Management will enable the Fund to gain greater acceptance among potential investors, resulting in increased opportunities for growth and economies of scale to the Fund associated with such growth.

        After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

        The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

  •
  Hartford Life Insurance Company provides administrative and fund accounting services to the Fund and receives administrative and fund accounting fees.

  •
  The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

  •
  Hartford Investor Services Company, LLC, the Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

  •
  Hartford Administrative Services Company, the Fund's sub-transfer agent, receives transfer agency compensation from the Fund.

        The Board considered that HL Advisors and Hartford Investment Management would benefit from the Fund's strong existing performance record, which would facilitate efforts to market the Fund to new investors.

* * * * *

        Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Proposed Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

REQUIRED VOTE

        Approval of the Proposed Agreement by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote properly executed proxy cards and voting instruction cards FOR the approval of the Proposal.

        The Board unanimously recommends that you vote "FOR" the Proposal.

OTHER MATTERS

        Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

BENEFICIAL OWNERS

        [As of July 31, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of July 31, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix C.]

        [As of July 31, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).]

FEES AND EXPENSES

        The Fund pays HL Advisors an investment advisory fee at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

Average Daily Net Assets	Annual Rate*
First $100 million	0.90%
Over $100 million	0.85%

*
Currently, HL Advisors has a 0.10% fee waiver in place which results in a net management fee of 0.80%.

        If the Proposal is approved, the Fund will pay HL Advisors an investment advisory fee at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

Average Daily Net Assets	Annual Rate**
First $500 million	0.65%
Next $500 million	0.60%
Over $1 billion	0.55%

**
HL Advisors will implement a temporary [    %] fee waiver if the Proposal is approved which will result in a net management fee of [    %].

        As of June 30, 2006, net assets in the Fund were $140,289,000.

        HL Advisors will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

        The companies listed below, which are affiliates of Hartford Investment Management, provide services to the Fund, and will continue to do so whether or not Fund shareholders approve the Proposed Agreement with Hartford Investment Management.

        HL Advisors provides investment advisory services to the Fund. For the fiscal year ended December 31, 2005, the Fund paid HL Advisors $1,400,154. Hartford Life provides administrative services to the Fund. The management fee paid by the Fund to HL Advisors covers, in addition to investment advisory services, certain administrative services provided by Hartford Life.

        Hartford Life also provides fund accounting services to the Fund. For the fiscal year ended December 31, 2005, the Fund paid no reimbursement or compensation to Hartford Life for fund accounting services.

        In addition, the Fund pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life. For the fiscal year ended December 31, 2005, the Fund paid Hartford Life a total of $987 for such services.

        Hartford Securities Distribution Company, Inc ("HSD") serves as the Fund's principal underwriter. As underwriter, HSD is responsible for the sale and distribution of Fund shares. For the fiscal year ended December 31, 2005, [the Fund paid no reimbursement or compensation to HSD].

        Hartford Investor Services Company, LLC ("HISC") serves as transfer and dividend disbursing agent for the Fund. HISC issues and redeems shares of the Fund and disburses any dividends declared by the Fund. For its services, HISC is entitled to be reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Fund, including costs invoiced by sub-contractors. HISC has entered into an agreement with Hartford Administrative Services Company ("HASCO"), whereby HASCO performs certain sub-transfer agency services, including acting as dividend disbursement agent, in connection with investments in the Fund by qualified retirement plans.

        For the fiscal year ended December 31, 2005, the Fund paid HISC a total of $0, which HISC in turn paid HASCO for sub-transfer agency services provided to the Fund.

SHAREHOLDER MAILINGS

        A copy of the Company's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, or a copy of the prospectus or proxy, is available upon request, and without charge.

        If you would like to view a copy on the internet, for variable life and annuity owners, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest. Alternatively, if you would like to receive a copy, please contact the Fund at 200 Hopmeadow Street, Simsbury, Connecticut 06089, or call 1-800-800-2000, if you are a Union-Securities variable life insurance policy owner; or 1-877-836-5854, if you are a representative of a qualified retirement plan that is not administered by Hartford; and a copy will be sent, without charge, by first class mail within three business days of your request.

SHAREHOLDER PROPOSALS

        The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

By order of the Board of Directors,

/s/ Edward P. Macdonald Edward P. Macdonald
September 1, 2006	Secretary

Appendix A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

        This Amended and Restated Investment Services Agreement ("Agreement") made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors") and Hartford Investment Management Company, a Delaware corporation ("Hartford Investment Management").

        WHEREAS, HL Advisors has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to the Hartford HLS Series Fund II, Inc. (the "Company"), and,

        WHEREAS, HL Advisors wishes to engage Hartford Investment Management to provide investment management services to each series of shares of the Company listed on Attachment A (each a "Portfolio" and together the "Portfolios"), and

        WHEREAS, Hartford Investment Management is willing to perform such services on behalf of each Portfolio upon the terms and conditions and for the compensation hereinafter set forth.

        NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

  1.
  HL Advisors hereby employs Hartford Investment Management to provide investment management services with respect to the assets of the Portfolio and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of the Portfolio, and Hartford Investment Management hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

  2.
  Hartford Investment Management shall evaluate and implement an investment program appropriate for the Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HL Advisors and Hartford Investment Management.

  3.
  Hartford Investment Management, in consultation with HL Advisors when appropriate, will make all determinations with respect to the investment of the assets of the Portfolio and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Portfolio's securities should be exercised.

  4.
  Hartford Investment Management will regularly furnish reports with respect to the Portfolio at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolio since the last report. Copies of all such reports shall be furnished to HL Advisors for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

  5.
  Hartford Investment Management shall manage the Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio's prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HL Advisors, and subject further to such policies and instructions as the Company's Board of Directors may from time to time establish and deliver to Hartford Investment Management.

  6.
  Hartford Investment Management will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and place, in the name of the Portfolio or its nominees, all such orders. When placing such orders, Hartford Investment Management shall use its best efforts to obtain the best net security price available for the Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Portfolio and Hartford Investment Management's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Hartford Investment Management will promptly communicate to the Board of Directors such information relating to portfolio transactions as they may reasonably request.

  7.
  As compensation for the performance of the services by Hartford Investment Management hereunder, HL Advisors shall, as promptly as possible after the last day of each calendar year quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

  8.
  Hartford Investment Management shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Hartford Investment Management shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect Hartford Investment Management against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

  9.
  (a)    This Amended and Restated Investment Services Agreement shall be effective on April 30, 2002. This Agreement shall continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

    (b)    This Agreement (1) may be terminated with respect to the Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, or by HL Advisors on sixty days' prior written notice to Hartford Investment Management, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by Hartford Investment Management on sixty days' prior written notice to HL Advisors, but such termination will not be effective until HL Advisors shall have contracted with one or more persons to serve as a successor to Hartford Investment Management for the Portfolio (or HL Advisors or an affiliate of HL Advisors agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the investment management agreement between HL Advisors and the Company.

    (c)    As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

    (d)    Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

  10.
  Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of Hartford Investment Management to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of Hartford Investment Management to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

  11.
  It is the intention of the parties hereto that by this Agreement Hartford Investment Management shall provide HL Advisors with such investment management and advisory services as may be required by HL Advisors in managing and advising the Portfolio pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant Hartford Investment Management any right or authority not granted to HL Advisors under the Principal Advisory Contract, or to impose on Hartford Investment Management any duty or obligation not otherwise imposed on HL Advisors under the Principal Advisory Contract.

  12.
  HL Advisors agrees that neither it nor any affiliate of HL Advisors will use Hartford Investment Management's name or refer to Hartford Investment Management or Hartford Investment Management's clients in marketing and promotional materials without prior notification to and authorization by Hartford Investment Management, such authorization not to be unreasonably withheld.

  13.
  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  14.
  The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

  15.
  To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 30th day of April, 2002.

HL INVESTMENT ADVISORS, LLC
By:	Name: Title:
HARTFORD INVESTMENT MANAGEMENT COMPANY
By:	Name: Title:

FORM OF AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT

        Pursuant to the Investment Services Agreement between HL Investment Advisors, LLC, and Hartford Investment Management Company dated April 30, 2002 (the "Agreement"), the following fund is hereby included in the Agreement as a Portfolio. All provisions in the Agreement shall apply to the management of the new fund.

  •
  Hartford Blue Chip Stock HLS Fund

        This amended Agreement is effective for a period of two years from the date hereof and shall continue in effect thereafter in accordance with the provisions of Section 9 of the Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on    day of                  , 2006.

HL INVESTMENT ADVISORS, LLC
By:	Name: Title:
HARTFORD INVESTMENT MANAGEMENT COMPANY
By:	Name: Title:

Appendix B

Principal Executive Officers and Directors of Hartford Investment Management Company

Name	Position and Principal Occupation	Address
David M. Znamierowski	President and Director	55 Farmington Avenue Hartford, CT 06105
Kevin M. Scarrozzo	Executive Vice President and Chief Financial Officer	55 Farmington Avenue Hartford, CT 06105
Edmund V. Mahoney	Senior Vice President and Chief Compliance Officer	55 Farmington Avenue Hartford, CT 06105
Leonard J. Saltiel	Chief Operating Officer, Managing Director and Director	55 Farmington Avenue Hartford, CT 06105
Andrew W. Kohnke	Managing Director	55 Farmington Avenue Hartford, CT 06105
M. Timothy Corbett	Managing Director and Director	55 Farmington Avenue Hartford, CT 06105
William H. Davison, Jr.	Managing Director and Director	55 Farmington Avenue Hartford, CT 06105
Nasri A. Toutoungi	Managing Director	55 Farmington Avenue Hartford, CT 06105
Michael J. Bacevich	Managing Director	55 Farmington Avenue Hartford, CT 06105
William P. Meaney	Managing Director	55 Farmington Avenue Hartford, CT 06105
David N. Levenson	Managing Director	55 Farmington Avenue Hartford, CT 06105
Ronald A. Mendel	Managing Director	55 Farmington Avenue Hartford, CT 06105
Walter F. Garger	Secretary and Chief Legal Officer	55 Farmington Avenue Hartford, CT 06105

B-1

Principal Executive Officers of Hartford HLS Series Fund II, Inc.

Name	Position and Principal Occupation	Address
David M. Znamierowski	President, Chief Executive Officer and Director	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Tamara L. Fagely	Vice President, Controller and Treasurer	c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125
Thomas D. Jones III	Vice President and Chief Compliance Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Edward P. Macdonald	Vice President, Secretary and Chief Legal Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999

B-2

Appendix C

5% Beneficial Owners of Fund Shares as June 30, 2006

        As of June 30, 2006, Hartford Life Insurance Company (or its affiliates) beneficially owned the percentages of outstanding shares of the Fund indicated below (such shares are held for the benefit of contract holders and policy owners):

Hartford Blue Chip Stock HLS Fund

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Shares Owned
Union Security Insurance Company P.O. Box 64272 St. Paul, MN 55164	7,577,699.93	100%

*
The entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although the entity generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

C-1

[FORM OF PROXY CARD]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

[Hartford Blue Chip Stock HLS Fund
c/o Proxy Tabulator
P.O. Box 9112
Farmingdale, NY 11735]

  VOTING BY TELEPHONE. Call toll-free [1-888-221-0697] and follow the recorded instructions.

  VOTING BY INTERNET. Log on to [www.proxyweb.com] and follow the on-screen instructions.

  VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

  If you vote by telephone or internet, you do not need to mail your proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARTFORD HLS SERIES FUND II, INC. ON BEHALF OF HARTFORD BLUE CHIP STOCK HLS FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 24, 2006

The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of Hartford Blue Chip Stock HLS Fund (the "Fund") held by the undersigned on August 3, 2006, at a Special Meeting of Shareholders (the "Meeting"), to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on October 24, 2006 at 2:00 p.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.

Date

Signature(s) (Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. If you wish to vote in accordance with the recommendation of the Board of Directors, simply sign and date this Proxy Card and return it in the envelope provided.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        /*/
PLEASE DO NOT USE FINE POINT PENS.

☐ FOR	☐ AGAINST	☐ ABSTAIN	PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT COMPANY.

PLEASE VOTE, SIGN, DATE AND PROMPLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THANK YOU!

[FORM OF VOTING INSTRUCTION CARD]

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR
VOTING INSTRUCTIONS TODAY

[Hartford Blue Chip Stock HLS Fund
c/o Proxy Tabulator
P.O. Box 9112
Farmingdale, NY 11735]

  VOTING BY TELEPHONE. Call toll-free [1-888-221-0697] and follow the recorded instructions.

  VOTING BY INTERNET. Log on to [www.proxyweb.com] and follow the on-screen instructions.

  VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE INSURANCE COMPANY LISTED BELOW

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD ON OCTOBER 24, 2006

[Insurance Name]
Hartford Blue Chip Stock HLS Fund

The undersigned is the owner of a variable annuity or variable insurance contract issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of Hartford Blue Chip Stock HLS Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of August 3, 2006 at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on October 24, 2006 at 2:00 p.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.

By executing these voting instructions, the undersigned revokes all previous voting instructions with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

Date

Signature(s) (Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership, please sign in partnership name by authorized person.

(Please see reverse side)

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN YOUR
VOTING INSTRUCTIONS TODAY

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        /*/
PLEASE DO NOT USE FINE POINT PENS.

☐ FOR	☐ AGAINST	☐ ABSTAIN	PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT COMPANY.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE. THANK YOU!

QuickLinks

HARTFORD HLS SERIES FUND II, INC., on behalf of Hartford Blue Chip Stock HLS Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROPOSAL
APPROVAL OF A SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT COMPANY
GENERAL OVERVIEW
DESCRIPTION OF PROPOSED AGREEMENT AND COMPARISON TO CURRENT AGREEMENT
INFORMATION ABOUT HARTFORD INVESTMENT MANAGEMENT COMPANY
COMPARISON OF INVESTMENT STRATEGIES
MORE INFORMATION ABOUT ANTICIPATED BENEFITS TO THE FUND
BOARD OF DIRECTORS' CONSIDERATIONS
REQUIRED VOTE
OTHER MATTERS
BENEFICIAL OWNERS
FEES AND EXPENSES
SHAREHOLDER MAILINGS
SHAREHOLDER PROPOSALS
FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
FORM OF AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT
5% Beneficial Owners of Fund Shares as June 30, 2006
Hartford Blue Chip Stock HLS Fund